EXHIBIT 23.1

                         CONSENT OF HAUSSER + TAYLOR LLP


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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference to this Registration Statement of Kids Stuff, Inc. on Form S-8 of our report dated March 20, 1999 appearing in the Annual Report on Form 10-KSB of Kids Stuff, Inc. for the year ended December 31, 1998.

                                                    Hausser + Taylor LLP
                                                    Certified Public Accountants

North Canton, Ohio
February 10, 2000